                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 19, 1996



                                  ODWALLA, INC.
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)



       0-23036                                           77-0096788
(Commission File No.)                       (I.R.S. Employer Identification No.)



                               120 STONE PINE ROAD
                             HALF MOON BAY, CA 94109
              (Address of principal executive offices and zip code)




      (Registrant's telephone number, including area code): (415) 726-1888





                                                                     Page 1 of 6
                                                         Exhibit Index at Page 5
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ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) DISMISSAL OF INDEPENDENT ACCOUNTANT. On June 19, 1996, the Registrant's Board of Directors, upon recommendation of its Audit Committee, dismissed BDO Seidman LLP ("BDO Seidman") as the Registrant's principal independent accountant engaged to audit the Registrant's financial statements.

     The independent auditor's report of BDO Seidman on the consolidated financial statements of the Registrant for the three years ended August 31, 1995, dated October 12, 1995, included in the Form 10-K for the fiscal year ended August 31, 1995, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

     In connection with the Registrant's audits for the fiscal years ended August 31, 1994 and 1995, and in the subsequent interim period prior to BDO Seidman's dismissal on June 19, 1996, there were (i) no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with their report; and (ii) no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant has furnished a copy of the disclosure contained in this section to BDO Seidman requesting such firm to respond as to whether it agrees with the information set forth herein relating to such firm. BDO Seidman has responded that it agrees with the statements made herein with respect to such firm and has agreed, as required by Item 304 of Regulation S-K, to furnish to the Registrant a letter addressed to the Securities and Exchange Commission to that effect.

         (b) ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANT. On June 19, 1996, the Registrant's Board of Directors, upon recommendation of its Audit Committee, approved the appointment of Price Waterhouse LLP ("Price Waterhouse") as principal independent accountant to audit the Registrant's financial statements for the fiscal year ending August 31, 1996, in place of BDO Seidman.

     During the two most recent fiscal years and through June 19, 1996, the Registrant has not consulted with Price Waterhouse regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion the might be rendered on the Registrant's financial statements and either a written report was provided to the Registrant or oral advice was provided that Price Waterhouse concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing of financial reporting issue; or (2) any matter that was either the subject of a "disagreement" or a "reportable event" (as such terms are defined in Item 304(a)(1) of Regulation S-K).




                                       2.
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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBITS

         16       Letter regarding change in certifying accountant




                                       3.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ODWALLA, INC.

June 20, 1996                           By   /s/ D. Stephen C. Williamson
                                           ------------------------------
                                             D. Stephen C. Williamson
                                             Co-Chairman of the Board,
                                             Co-Chief Executive Officer
                                             and Chief Financial Officer




                                       4.
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                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS



EXHIBIT                                                              SEQUENTIAL
NUMBERS           DESCRIPTION                                        PAGE NUMBER
16       Letter regarding change in certifying accountant                 6